MASTER LEASE AGREEMENT
                                             Master Lease Agreement No.:30-00049

THIS MASTER LEASE AGREEMENT (the "Lease"), by and between LYON CREDIT CORPORATION,. a corporation organized and existing under the laws of the State of Delaware, with an office address at 1266 East Main Street, S@ord, Connecticut 06902-3546 (together with its assigns, if any, "Lessor") and Netter Digital Entertainment, Inc. a corporation organized and existing under the laws of the State of Delaware with its residence, mailing address and chief place of business at 5125 Lankershim Blvd., North Hollywood, CA 91601 ("Lessee");

                                  WITNESSETH

1.	LEASING: Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor such unit or units of equipment ("Equipment" and a unit thereof, an "Item" or "Item of Equipment")
described in any Schedule, now or hereafter from time to time executed by the parties hereto (a "Schedule") and accepted in any Delivery and Acceptance
Certificate now or hereafter from time to time executed by Lessee (a
"Certificate"), each in the form set forth in Exhibit A hereto, any and all such
Schedules and Certificates being deemed a part hereof.


2.	TERM AND RENT:

   (a) 	The lease of, and rent for, Equipment shall commence on the day specified in the Schedule pertaining thereto and shall continue for the period specified as the "term" in said Schedule. ff any term be extended or renewed, the word "term" as used herein shall be deemed to refer to all extended or renewal terms, and all provisions of this Lease shall apply during any extended or renewal terms, except as may be otherwise specifically provided in this Lease or in any subsequent written agreement of the parties.

   (b) 	Rent shall be paid to Lessor at its office address stated above, except as otherwise directed by Lessor, and shall not be prorated for any cause or reason except as herein specifically provided. Advance rental shall be due in the specified amount upon acceptance by Lessor of each Schedule providing for such rental. In no event shall any advance rental or any other rent payments be refunded to Lessee. Lessor shall apply advance rentals received upon acceptance of Schedules to the first rental payment for the Equipment to which such Schedule applies, and the balance of the advance rental shall be applied to the final rental payment or payments for said Equipment. Subsequent rent payments shall be due periodically as specified in the applicable Schedule but if not specified then periodically in advance on the same day and in the same months as the subsequent rent payments are due under the Schedule with the earliest commencement date, except that in the event any month in which a subsequent rent payment is due does not contain a numbered day equal to said same day, rent shall be paid on the last day of such month. ff any rent is not paid within ten
(10) days after due date, Lessee agrees to pay a late charge of five cents (5c) per dollar on, and in addition to, the amount of such rent, but not exceeding the lawful maximum, if any.

3.	NET LEASE: The lease created pursuant to this Lease shall be a net lease, and
Lessee acknowledges and agrees that Lessee's obligation to lease Equipment for the term and at the rent set forth herein shall be absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense, counterclaim or recoupment ("Abatements") for any reason whatsoever, including, without limitation, Abatements due to any present or future claims of Lessee against Lessor under this Lease or otherwise, against the manufacturer or seller of any Item of Equipment, or against any other person or entity for whatever reason.  Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of Lessee be affected, by reason of any defect in or damage to, any defect in title to, or any loss or destruction of, the Equipment or any Item thereof from whatsoever cause, or the interference with the use thereof by Lessor or any person or entity, or the invalidity or unenforceabihty or lack of due authorization of this Lease or lack of right, power or authority of the Lessor to enter into this Lease, or any failure of
Lessor to perform any obligation of Lessor or Lessee or any other person or entity under this Lease or any instrument or document executed in connection herewith, or for any other cause, whether similar or dissimilar to the foregoing any present or future law or regulation to the contrary notwithstanding, it being the express intention of Lessor and Lessee that all rent payable by Lessee shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this
Lease.  Lessee hereby acknowledges:

           (A)	Lessee has selected all of the Equipment without Lessor's
               assistance,

           (B)	Lessor is not, and shall in no event be deemed to be, a
               manufacturer or supplier of Equipment,

           (C)	Lessor is acquiring or financing Equipment in connection with this Lease; and

           (D)	to the extent available, Lessee has received a copy of the
               purchase contract(s) relating to Equipment.

4.	REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants as of the date of Lease that:

    (i)  	Lessee is a corporation duly organized and validly existing in good standing under the laws of its state of organization and has the corporate power and authority to hold property under lease and to enter into and perform its obligations under this Lease,

    (ii) 	this Lease has been duly authorized, executed and delivered by Lessee and, assuming due authorization, execution and delivery by Lessor, is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law,

    (iii)	the execution and delivery by Lessee of this Lease is not, and the performance by it of its obligations hereunder will not be, inconsistent with Lessee's certificate of incorporation or by-laws, do not and will not contravene any law, goverrunental rule or regulation, judgment or other applicable to Lessee, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Lessee is a party or by which it is bound,

    (iv) 	no consent or approval of, giving of notice to, registration with, or taking of any other action in respect to or by, any Federal, state or local goverrunental authority or agency or other entity is required with respect to the execution, delivery and performance by Lessee of this Lease, or if any such approval, notice, registration or action is required, it has been duly given or obtained,

    (v)  	there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease,

    (vi) 	each financial statement and other related information furnished by
          Lessee has been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change, and

    (vii)	this Lease shall be effective against all creditors of Lessee under applicable law, including fraudulent conveyance and bulk transfer laws, and

   (viii)	Equipment will at all times be used solely in the conduct of the business of Lessee and be and remain in the possession and control of Lessee.

5. LIENS: Lessee shall keep items leased hereunder free and clear from all hens, charges, encumbrances and security interests ("Liens") of any kind and except for

   (a)	the respective rights of Lessor and Lessee as provided in this Lease,

   (b)	Liens which result from claims against Lessor arising solely out of any event or condition unrelated to the transactions contemplated hereby ("Lessor's Liens"),

   (c)	Liens for Taxes (defined in paragraph 12 hereo@ either not yet due or being contested by Lessee in good faith with due diligence and by appropriate proceedings, so long as such proceedings do not, in the opinion of Lessor, involve any material danger of sale, forfeiture or loss of the Equipment or any part thereof or title thereto or interest therein and

   (d)	inchoate materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's or other like liens arising in the ordinary course of business of Lessee and not delinquent and Lessee shall be maintaining adequate reserves therefor. Lessor shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly all Lessor's Liens.

6.	USE AND OPERATION:

   (a)	Lessee shall not assign, sublet, mortgage, hypothecate or alter any of the Equipment leased hereunder or any interest in this Lease, nor shall Lessee remove any of the Equipment from the specified place of Equipment location, without the prior written consent of Lessor, and any attempt to so assign, sublet, mortgage, hypothecate, alter or remove shall constitute an act of default hereunder and such assigrunent, sublease, mortgage or hypothecation shall be void and without effect.

   (b)	Lessee will not, without the prior written consent of Lessor, affix or install any accessory, equipment, or device on any Equipment leased hereunder if such addition will impair the originally intended function or use of any such Equipment. An additions, repairs, parts, supplies, accessories, equipment and devices furnished, attached or affixed to any Equipment shall thereupon become the property of Lessor (except such as may be removed without in any way affecting or impairing the originally intended function, condition or use of such unit). Lessee agrees that each Item of Equipment shall prior to its installation be personal property under applicable law. Lessee agrees to take such action as shall be required from time to time by Lessor to protect the interests of Lessor in each such Item and the right of Lessor to remove the same. Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment leased hereunder to or in any other personal property. Lessor and Lessee agree that each Item of Equipment and every part thereof is severed from any real property and, even if physically attached to any real property, it is the intention of Lessor and Lessee that such Item

       (i)  	shall retain the character of personal property,

       (ii) 	shall be removable,

       (iii)	shall be treated as personal property with respect to the rights of all persons and entities,

       (iv)	 shall not become part of any real property and,

       (v)  	by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with any real property.

    Lessee represents that it has not entered into, and agrees that it will not enter into, any agreement or other arrangement which prohibits or restricts in any manner the right of Lessor or Lessee to sever Items of Equipment from the real property on which they are located, to sever Items of Equipment from any other equipment or personal property to which such Items are attached or to remove Items of Equipment from the place where they are then located.

7.	MAINTENANCE AND SERVICE:

   (a)	Items of Equipment shall be used only in the manner for which they were designed and intended and Lessee will at its sole expense at all times maintain Equipment in good operating order, repair, condition and appearance and keep Equipment protected from the elements, ordinary wear and tear excepted. Lessee shall, if at any time requested to do so by Lessor, affix in a prominent position on each Item of Equipment plates, tags or other identifying labels showing the interest of Lessor in the Equipment. Lessee will, at all times, operate and maintain each Item of Equipment in accordance with

       (i) 	the standards applied by Lessee with respect to similar equipment owned or leased by it and

       (ii)	prudent operating and maintenance standards and manufacturer's requirements. Lessee will not use or operate any Item of Equipment in violation of applicable laws and regulations (including all applicable envirorumental and occupational safety laws).

   (b)	Any alterations or modifications with respect to Equipment that may at any time during the term of this Lease or any Schedule hereunder be required to comply with any applicable law or any goverrunental rule or regulation shall be made by Lessee as required and at the sole expense of Lessee.

8. REPORTS:

   (a)	Lessee agrees that Lessor shall not be responsible for any loss or damage to Lessee, its customers or any other third parties, caused by Equipment, failure or defect of Equipment, or otherwise. Nevertheless, Lessee will immediately notify Lessor of each accident arising out of the alleged or apparent improper manufacturing, functioning or operation of any Equipment, the time, place and nature of the accident and damage, the names and addresses of parties involved, persons injured, witnesses and owners of property damaged, and such other information as may be known, and promptly advise Lessor of all correspondence, papers, notices and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to improper manufacturing, operation or functioning of any Equipment or charging Lessor with liability.

   (b)	Lessee will notify Lessor in writing within ten (10) days after any day in which any Lien shall attach to any Equipment of the full particulars thereof and of the then location of such Equipment on such day.

   (c)	Lessee will notify Lessor forthwith in writing of the location of any
       Equipment moved by Lessee from the place where delivered to Lessee or from the location specified in this Lease or any Schedule or any subsequent agreement executed by the parties.

   (d)	Lessee will within 90 days of the close of each of its fiscal years deliver to Lessor Lessee's balance sheet and profit and loss statement prepared in accordance with generally accepted accounting principles and, to the extent available, certified to by a recognized firm of certified public accountants. Lessee will deliver to Lessor within 60 days of the close of each of its fiscal quarters Lessee's quarterly financial report (which shall be in reasonable detail) prepared in accordance with generally accepted accounting principles and certified to by the chief financial officer of Lessee.

   (e)	Lessee will permit Lessor to inspect and examine Equipment at such times and from time to time during normal business hours as Lessor may wish (and at such other times as may be mutually agreeable) and without any requirement for advance notice, provided that such inspection and examination shall not unreasonably interfere with Lessee's normal business operations.

9.	RISK OF LOSS:

   (a)	Lessee assumes and shall be solely responsible for the entire risk of use and operation, and for each and every cause or hazard, and all loss and damage to any and all Equipment, whether arising through operation or otherwise. In the event of damage to any Item of Equipment, Lessee, at its cost and expense, shall promptly repair the Item, restoring it to its previous condition and the condition in which it was required to be assuming Lessee had met all its obligations for maintenance of the Equipment. Upon the occurrence of an Event of Loss (defined below) with respect to any Item, Lessee shall pay to Lessor with respect thereto the sum of

                  (a)	all rent and amounts theretofore accruing and unpaid
                      thereon, plus

                  (b)	the present value of the total rental and other amounts
                      payable thereon for and with respect to the unexpired portion of the term of the Lease, plus

                  (c)	the reversionary value thereof, which value shall be an
                      amount equal to ten (10%) per cent of the total cost originally paid by Lessor for the Equipment or Item involved.

       In the event a Stipulated Loss Value appendix shall be applicable to the Equipment or Item which has suffered a total loss, destruction, theft or damage beyond repair, then Lessee shall, instead of the amount required by part (b) of this sentence, pay to Lessor the value of the Equipment or
       Item involved calculated in accordance with such appendix on the Loss Payment Date specified therein next following such Event of Loss. Upon payment by the Lessee in accordance with the provisions of this paragraph and payment of the amounts, if any, necessary to satisfy Lessee's obligations pursuant to paragraph 12 hereof with respect to the Equipment or Item involved, this Lease with respect thereto shall terminate. For the purposes hereof, the "present value" of the total rental and other amounts payable for the unexpired portion of the Lease term shall be computed for the period commencing the date of such payment and ending on the scheduled expiration date of the Lease with respect to the Equipment or Item involved at one-half (1/2) of the prime lending rate in effect on the date of payment by Lessee to Lessor for short-term commercial borrowing at [The Chase Manhattan Bank] in New York City for its most credit-worthy customers. Provided Lessee is not in breach or default of this Lease, any proceeds of insurance received by Lessor with respect to any such loss shall be paid to Lessee to the extent necessary to reimburse Lessee costs incurred and paid by Lessee in repairing damaged Equipment or as a credit against total amount payable by Lessee with respect to the Equipment involved, as the case may be, all as in this Lease provided.

   (b)	For the purposes hereof "Event of Loss" shall mean, with respect to any
       Item of Equipment, if such Item is

                   (a)	destroyed, condemned, irreparably damaged or damaged
                       beyond economic repair,

                   (b)	requisitioned for use by a governmental entity for an
                       indefinite period or stated period extending beyond a period in excess of 90 days or the end of the Lease term without any applicable renewal term, whichever is earlier,

                   (c)	the subject of an insurance settlement with respect to
                       such Item of Equipment on the basis of a constructive total loss,

                   (d)	stolen or lost and not recovered within thirty (30) days,

                   (e)	the subject of a condensation or requisition of title by
                       a governmental entity or

                   (f) prohibited by applicable law from being used by Lessee for a period of six consecutive months.

10.	INSURANCE: Lessee, at its own cost and expense shall obtain, maintain and shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever in an amount not less than the greater of actual cash value or the aggregate amount of all unpaid rentals as at any time for the then entire unexpired portion of the term of this Lease, without deductible and without co-insurance. Lessee shall also obtain and maintain for the term of this Lease public liability insurance covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use, operation or return of the Equipment in an amount of at least $1,000,000 [with respect to each separate Schedule hereto], or in such greater amounts as Lessor may from time to time require. Lessor shall be the sole named loss-payee with respect to damage or loss to the Equipment and shall be a named additional insured on the public liability insurance. All insurance shall be with insurers and in form satisfactory to Lessor; shall provide for at least
(30) days' advance written notice to Lessor before any cancellation or material modification thereof; shall waive any claim for premium against Lessor; and shall not be invalidated or the insurer's liability to or for or on behalf of Lessor be diminished or affected by any breach of warranty or representation or other act or ontission of the Lessee. Lessee shall deliver to Lessor the original policy or policies of insurance, certificates of insurance or other evidence satisfactory to Lessor evidencing the insurance required hereby along with proof satisfactory to Lessor of the payment of the premium therefor.
Lessor may, at its option, apply proceeds of insurance, in whole or in part, to

     (i)	 repair or replace Equipment or any portion thereof, or

     (ii)	satisfy any obligation of Lessee to Lessor hereunder.

11.	ACCEPTANCE AND RETURN OF EQUIPMENT: Lessee warrants and agrees that, upon execution and delivery by Lessee of any Certificate evidencing acceptance of Items of Equipment, such Items shall be subject to the terms and conditions of this Lease. Upon termination of this Lease by expiration of the term thereof or upon termination for any other cause, Lessee will, at its own cost and expense, promptly return Equipment to Lessor at an address specified by Lessor, in the same condition as received, reasonable wear and tear expected. Lessee will pay for any repairs required to place Equipment in such condition. Lessee shall without unreasonable delay cause Equipment to be assembled, crated and delivered to Lessor at such location as Lessor shall direct, all at Lessee's expense. In the event Lessee shall not surrender up and redeliver the Equipment to Lessor as herein required, the term of the Lease with respect to such Equipment shall continue on a month-to-month basis terminable by Lessor upon thirty (30) days' advance written notice at a rent per month equal to the highest monthly rent for the Equipment payable during the Lease term.

12.	INDEMNIFICATIONS:

    (a)	Lessee shall have no liability whatsoever for taxes imposed by the
        United States of America or any state or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall report and pay promptly any and all other taxes, fees and assessments due, assessed or levied against Equipment or the purchase, ownership, delivery, leasing, possession, use or operation thereof or upon the rentals or receipts with respect to this Lease and/or any Schedule hereto, including without limitation, all license and registration fees and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon, imposed against this Lease, any Schedules hereto, Lessor, Lessee or any Equipment by any foreign, Federal, state, or local government or taxing authority during or relating to the Lease term (collectively, "Taxes"), and in addition, Lessee shall reimburse Lessor or its assigns upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor or its assigns, and Lessee win, on request of Lessor, submit to Lessor written evidence of Lessee's payment thereof. Unless and until Lessor shall elect itself to file or make any report or return with respect to any Tax, Lessee, to the extent possible, will make such report or return in such manner as will show the interest of Lessor in the Equipment, and send a copy thereof to Lessor.

    (b)	Lessee hereby agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns, from and against any and all losses, damages (including indirect, special or consequential), penalties, injuries, claims, actions and suits including legal expenses, of whatsoever kind and nature (including costs and expenses incurred by Lessor in defending claims or suits brought against it by Lessee in violation of or contrary to the provisions of this Lease), in contract or tort, whether caused by the active or passive negligence of Lessor, or otherwise, and including, but in no way limited to, Lessor's strict liability in tort, and Lessee shall at its own expense defend any and all such actions, arising out of the selection, modification, purchase, acceptance or rejection of any Item of Equipment, the ownership of any Item of Equipment during the term of the Lease, and the delivery, lease, possession, maintenance, use, condition (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee, and any claim for patent, trademark or copyright infringement), return of, or operation of any Item of Equipment by whomsoever used or operated or arising out of or resulting from the condition of any Item of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. The indemnities and assumptions of liability herein provided for shall continue in full force and effect notwithstanding the termination of this Lease whether by expiration of time, operation or law or otherwise. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY CLAIM CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OF ANY ITEM OF EQUIPMENT FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE RISK AND RESPONSIBILITY OF LESSEE.

13.	DEFAULT; REMEDIES: If

    (a)	Lessee shall default in the payment of any rent or in making any other payment hereunder when due, or

    (b)	Lessee shall default in the payment when due of any obligations of
        Lessee, whether or not to Lessor, arising independently of this Lease, or

    (c)	Lessee shall default in the performance of any other covenant contained herein (including any Schedule hereto or Certificate in respect hereof and any document entered into in connection with @ Lease) and such default shall continue for five (5) days after written notice thereof to Lessee by Lessor, or

    (d)	Lessee shall breach any of its insurance obligations under paragraph 10 hereof, or

    (e)	any representation or warranty made by Lessee in this Lease or any other documents entered into in connection with this Lease shall prove to be incorrect in any material respect when any such representation or warranty was made or given, or

    (f) Lessee shall become insolvent or make an assignment for the benefit of creditors, or

    (g)	Lessee shall apply for or consent to the appointment of a receiver, trustee or liquidator for a substantial part of its property or such receiver, trustee or liquidator is appointed without the application or consent of Lessee, or

    (h)	a petition shall be filed by or against Lessee under the Federal bankruptcy laws (including, without limitation, a petition for reorganization, arrangement or extension) or under any other insolvency law or law providing for the relief of debtors, or

    (i)	Lessor shall deem the Equipment or rentals insecure, or

    (j) there is, without the prior consent of Lessor, a change in control (defined to be a change in the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Lessee, whether through the ownership of voting securities, by contract or otherwise); or

    (k)	there is a material adverse change (defined to be a decrease of at least one-third (1/3) of net worth, as determined in accordance with generally accepted accounting principles) in any guarantor's financial condition; then, to the extent permitted by applicable law, Lessor shall have the right to exercise any one or more of the following remedies one or more times:

            (A)	declare this Lease in default, such declaration being applicable to an Schedules hereunder except as specifically excepted by Lessor;

            (B)	declare the entire amount of unpaid total rent for the balance of the term of each Schedule hereunder due and payable, in addition to any unpaid rent due on or before Lessor declares this Lease in default;

            (C)	declare due and payable in addition to any unpaid rent due on or before Lessor declaring this Lease in default, as liquidated damages for loss of a bargain and not as a penalty, an amount calculated in accordance with the provisions of paragraph 9 as though the Equipment had suffered an Event of Loss, as of the date of Lessor declaring this Lease in default;

            (D)	declare due and payable the amount of any indenu-dfication
                hereunder if then determinable, with interest as provided herein;

            (E)	without demand or legal process enter into premises where the
                Equipment may be found and take possession of and remove the same, whereupon all rights of Lessee in the Equipment shall terminate absolutely, and

                      (i)  	retain all prior payments of rent and sell the
                            Equipment at public or private sale, with or without notice to Lessee, with or without having the Equipment at the sale, at which sale Lessor may purchase all or any of the Equipment, the proceeds of such sale, less expenses of retaking, storage, repairing and reselling, and reasonable attorneys' fees incurred by Lessor, to be applied to the payment of the unpaid total rent for the balance of the term of this Lease, Lessee remaining liable for the balance of said unpaid total rent, and any surplus thereafter remaining to be for the account of Lessee or

                      (ii) 	retain the Equipment and all prior payments of rent,
                            crediting Lessee with the reasonable value of the
                            Equipment, Lessee remaining liable for the balance
                            of the unpaid total rent for the balance of the term
                            of this Lease, together with all of the
                            abovementioned expenses, including reasonable
                            attorneys'fees incurred by Lessor, it being agreed
                            that the amounts to be retained by Lessor and the
                            balance to be paid by Lessee under this sub-section
                            (E) shall not be as a penalty but as liquidated
                            damages for the breach hereof and as reasonable
                            return for the use of the Equipment and for the
                            depreciation thereof;

            (F)	pursue any other remedy available to Lessor at law or in equity.
                Lessee hereby covenants and agrees to notify Lessor immediately of the occurrence of any default specified in this paragraph.

14.	REMEDIES CUMULATIVE: Time of performance of Lessee's obligations hereunder is of the essence. AU remedies of Lessor hereunder are cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy to the exclusion of any other remedy or to preclude the exercise of any other remedy at any other time. Failure on the part of the Lessor to exercise, or delay in exercising, any right or remedy hereunder or Ussor's failure at any time to restrict performance by Lessee of any of the provisions hereof shall not operate as a waiver thereof; nor shall any single or partial exercise by Lessor of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

15.	ASSIGNMENT: Lessee acknowledges and understands that Lessor may assign this
Lease or any Schedule or Certificate or part thereof to a bank or any other lending institution or any other person, organization or agency, and Lessee shall

    (a)	recognize any such assignment,

    (b)	accept the lawful demands of such assignee,

    (c)	surrender assigned Equipment only to such assignee,

    (d)	pay all rent payable hereunder and do any and all things required of
        Lessee hereunder, notwithstanding any default of the Lessor or the existence of any claim, defense or offset between Lessee and Lessor, and

    (e)	not require any assignee of the Lease to perform any duty, covenant or condition required to be performed by Lessor under the terms of this Lease provided that Lessor shall remain liable for such performance.

16. 	DISCLAIMER: LESSEE AGREES TO LEASE EACH ITEM OF EQUIPMENT "AS IS".  LESSOR
SHALL NOT BE DEEMED TO HAVE MADE, AND LESSOR HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO EQUIPMENT. LESSEE UNDERSTANDS AND AGREES THAT NO WARRANTY IS TO BE IMPLIED WITH RESPECT TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, THE FITNESS OF THE EQUIPMENT
FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO INFRINGEMENT OR THE LIKE, THE
QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT OR CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER OR ORDERS RELATING THERETO NOR SHALL LESSOR BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT OR ABSOLUTE LIABILITY IN TORT), but Lessor authorizes Lessee, at Lessee's expense, to assert for Lessor's account, during the term of this Lease, so long as no default shall have occurred and be continuing pursuant to paragraph 13 hereof, all of Lessor's rights under any applicable manufacturer's or seller's warranty and Lessor agrees to cooperate with Lessee in asserting such rights, provided, however, that Lessee shall indemnify Lessor and hold Lessor harmless from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection with, as a result of, or incidental to, any action by Lessee pursuant to the above authorization. Any amount received by Lessee as payment under any such warranty shall be applied to restore the Equipment to the condition required by paragraph 7 hereof. TO THE EXTENT PERMITTED BY APPLICABLE LAW,
LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN
THIS PARAGRAPH OR OTHER PARAGRAPHS OF THIS LEASE.

17.	FILINGS: Lessee hereby grants to Lessor a first security interest in the
Equipment, together with all additions, attachments, accessories and accessions thereto whether or not furnished by the supplier of the Equipment and any and all substitutions, replacements or exchanges thereto, and any and all insurance and/or other proceeds of the property in and against which a security interest is granted hereunder. Lessee agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, or no@g of the interest of Lessor upon request of, and as determined by, Lessor. Lessee hereby specifically authorizes Lessor to file financing statements not signed by Lessee or to execute same for and on behalf of Lessee as Lessee's attomey-in-fact, irrevocably and coupled with an interest, for such purposes. A carbon, photographic or other reproduction of a Lease, security agreement or a financing statement shall be sufficient as a financing statement for filing purposes.

18.	MISCELLANEOUS:

    (a)	In case of failure of Lessee to comply with any provision of this Lease,
        Lessor shall have the right, but shall not be obligated, to effect such compliance in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance (including but not limited to, attorneys' fee and costs incurred in attempting to effect compliance against Lessee and/or others) shall constitute additional rent due to Lessor five (5) days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be waiver of Lessee's default. Interest on any payments made by Lessor hereunder or amounts due after Lessor declares default under paragraph 13 and interest on any overdue payment under paragraph 12 shall be at the rate of 15% per annum but not to exceed the maximum lawful rate. Any provisions in this Lease and any Schedule hereto or Certificate in respect hereof which are in conflict with any statute, law or rule applicable shall be deemed omitted, modified or altered to conform thereto.

    (b)	If any provision of this Lease shall contravene or be invalid under applicable law or regulation (including Federal law and regulation), such contravention or invalidity shall not affect the entire Lease, the provisions held to be invalid to be deemed deleted or modified and the Lease interpreted and construed as though such invalid provision or provisions were not part hereof or conformed thereto.

    (c)	Lessor may give notice to Lessee or make a request of Lessee by depositing such notice or request in the U.S. mail, first class postage prepaid, addressed to the Lessee at its address above, an address furnished by Lessee to Lessor, a mailing address of Lessee or a place of business of Lessee. All notices required to be given by Lessee hereunder shall be deemed adequately given if sent by registered or certified mail to Lessor at the address of Lessor stated herein, or at such other place as Lessor may designate to Lessee in writing.

    (d)	This Lease, any addendum hereto attached and signed by the parties, any supplement now or hereafter signed by the parties, any Schedule hereto and any Certificate in respect hereof constitute the entire agreement of the parties with respect to the subject matter hereof. No agent or employee of any supplier or manufacturer is authorized to bind Lessor to this Lease, or any Schedule, or any Certificate, or to waive, alter or add to the terms and conditions printed herein and in any Schedule or any Certificate. THIS LEASE, ANY VARIATION OR MODIFICATION OF THIS LEASE, ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS AND ALL SCHEDULES SHALL NOT BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED OFFICER OR MANAGER OF LESSOR.

    (e)	LESSEE WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING
        HEREFROM OR IN RELATION HERETO.

    (f) THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the 7th day of August, 1997.


                                 Netter Digital Entertainment, Inc.
                                 as Lessee

                                 By,/s/Thomas Jorgenson
Affix Corporate Seal here           ------------------------------
                                 Name: Thomas Jorgenson

                                 Title: Chief Operating Officer
                                 Attest/Witness

                                 By:/s/Chad Kalebic
                                    ------------------------------
                                 Name: Chad Kalebic

                                 Title: Corporate Controller/Asst. Secretary

LYON CREDIT CORPORATION,

as Lessor

By:
   ---------------------------

Name:
     -------------------------

Title:
      ------------------------



                     SCHEDULE TO MASTER LEASE AGREEMENT

                                                                    Exhibit A to
                                            Master Lease Agreement No.: 30-00049
                                   		Master Lease Agreement Date: August 7, 1997
                                                         		Schedule	No.:0210-001
                                                 		Schedule Date: August 7,	1997

Name and Address of Lessee:
Netter Digital Entertainment, Inc.
5125 Lankershim Blvd.
North Hollywood, CA 91601


Description of Items of Equipment: See Schedule 'A" attached hereto and made a part hereof.


Lessor's Cost of Items of Equipment:  $48,760.32

Equipment to be located at:
5125 Lankershim Blvd
North Hollywood, CA 91601

Commencement date of Lease:           _______________, 1997

Term of Lease Schedule: Thirty Six (36) months

Rent payments will be due in advance commencing __________ 1997 and subsequently on the same date of each month.

       A. Total Rent (excluding taxes)........ $56,470.32
       B. Rent per (month, quarter, etc.)..... $ 1,568.62
       C.	Advance rental...................... $ 1,568.62
       D. Security deposit, (if applicable)         N/A

All of the terms and provisions of the Lease are hereby incorporated by reference in this Schedule to the same extent as if fully set forth herein. Lessee and Lessor hereby agree to be bound by the terms and provisions of, and hereby make, as if made as of the date hereof, the representations and warranties contained in the Lease as each relates to the Lease created hereby. Lessee hereby irrevocably authorizes Lessor to insert (as provided above) in this Schedule the commencement date of the Lease and the due date of the first rental payment. Lessee and Lessor hereby agree that upon delivery of the Items of Equipment described herein, Lessee will cause an authorized representative of Lessee to inspect the Items and, if the Items are found to be in proper operating order and appearance conforming to the specifications and requirements of Lessee, such Items will be subjected to the terms of the Lease by Lessee's acceptance of such Items by execution and delivery of a Delivery and Acceptance Certificate in the form annexed hereto as Appendix 1.

Additional Provisions:

Security Deposit applicable?                                 NO

Include if applicable:

     Security deposit shall be due in the amount specified above upon the execution and delivery of this Schedule. Security deposit shall be security for the full payment and performance of all terms, conditions, and obligations of the hereunder and under Master Lease Agreement No. 30-00049. Such deposit shall not excuse the performance at the time and in the manner prescribed of any obligation of Lessee or prevent default thereof. Lessor may, but shall not be required to, apply such security deposit towards discharge of any overdue obligation of Lessee. The balance, if any, of that portion of the security deposit received by Lessor, provided that Lessee has fully complied with and performed all its obligations under Master Lease Agreement No. 30-00049, this Schedule and any Delivery and Acceptance Certificate applicable hereto and Lessee is not and has not been in default thereunder or hereunder, shall be refunded to Lessee upon expiration of the Lease term, including any applicable renewal term.

Purchase option applicable?                 YES

Include if applicable:

     Provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase, at the expiration of the term of the Lease provided above, upon not less than 180 days prior irrevocable notice to Lessor, all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to $1.00.

Purchase Agreement Applicable?              NO

     Provided that the Lease has not been terminated, and that no default has occured and is continuing under the Lease, Lessee must purchase, at the expiration of the term of the Lease provided above, all, but not less than all, of the Equipment then subject to the Lease for a purchase price equal to $

Renewal term applicable?                    NO

Include if applicable:

     If Lessee shall not elect to purchase the Equipment pursuant to any applicable purchase option set forth above, the Lease has not been terminated and no default has occurred and is continuing under the Lease, Lessee may, upon not less than 90 days irrevocable notice prior to, renew the Lease for a renewal term from MONTH through MONTHLY and at the renewal rent of 0 due Jul in advance, commencing MONTH, 19 and subsequently on the same date of each 28. Further, at the expiration of the renewal term of the Lease provided for in the immediately preceding sentence upon not less than 180 days prior irrevocable notice to Lessor and provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to 0

Stipulated Loss Value Appendix applicable?           YES

Include if applicable:

     This Schedule has, as a part thereof, the Stipulated Loss Value Appendix 2 annexed hereto or otherwise identified as a part hereof or applicable hereto.

Amendment to Lease applicable?                        NO


Include if applicable:

     Lessee and Lessor hereby amend the terms of the Lease as follows:


                      SCHEDULE TO MASTER LEASE AGREEMENT

                                                                    Exhibit A to
                                            Master Lease Agrpement No.: 30-00049
                                   		Master Lease Agreement Date: August 7,	1997
                                                         		Schedule	No.:0210-002
                                                 		Schedule Date: August 7,	1997

Name and Address of Lessee:
Netter Digital Entertainment, Inc.
5125 Lankershim Blvd
North Hollywood, CA 91601


Description of Items of Equipment- See Schedule "A" attached hereto and made a part hereof.


Lessor's Cost of Items of Equipment:....... $34,762.59

Equipment to be located at:
5125 Lankershim Blvd.
North Hollywood, CA 91601

Commencement date of Lease:......____________, 1997

Term of Lease Schedule: Forty Eight (48) months

Rent payments will be due in advance commencing___________, 1997 and subsequently on the same date of each month.

     A. Total rent (excluding taxes)......... $ 42,399.36
     B. Rent per (month, quarter, etc.)......     $883.32
     C.	Advance rental.......................     $883.32
     D. Security deposit, (if applicable)....        N/A

All of the terms and provisions of the Lease are hereby incorporated by reference in this Schedule to the same extent as if fully set forth herein. Lessee and Lessor hereby agree to be bound by the terms and provisions of, and hereby make, as if made as of the date hereof, the representations and warranties contained in the Lease as each relates to the Lease created hereby. Lessee hereby irrevocably authorizes Lessor to insert (as provided above) in this Schedule the commencement date of the Lease and the due date of the first rental payment. Lessee and Lessor hereby agree that upon delivery of the Items of Equipment described herein, Lessee will cause an authorized representative of Lessee to inspect the Items and, if the Items are found to be in proper operating order and appearance conforming to the specifications and requirements of Lessee, such Items will be subjected to the terms of the Lease by Lessee's acceptance of such Items by execution and delivery of a Delivery and Acceptance Certificate in the form annexed hereto as Appendix 1.

Additional Provisions:

Security Deposit applicable?                NO

Include if applicable:

     Security deposit shall be due in the amount specified above upon the execution and delivery of this Schedule. Security deposit shall be security for the full payment and performance of all terms, conditions, and obligations of the Lessee hereunder and under Master Lease Agreement No. 30-00049. Such deposit shall not excuse the performance at the time and in the manner prescribed of any obligation of Lessee or prevent default thereof. Lessor may, but shall not be required to, apply such security deposit towards discharge of any overdue obligation of Lessee. The balance, if any, of that portion of the security deposit received by Lessor, provided that Lessee has fully complied with and performed all its obligations under Master Lease Agreement No. 30-00049, this Schedule and any Delivery and Acceptance Certificate applicable hereto and Lessee is not and has not been in default thereunder or hereunder, shall be refunded to Lessee upon expiration of the Lease term, including any applicable renewal term.

Purchase option applicable?                  YES

Include ff applicable:

     Provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase, at the expiration of the term of the Lease provided above, upon not less than 180 days prior irrevocable notice to Lessor, all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to $1.00.

Purchase Agreement Applicable?               NO

     Provided that the Lease has not been terminated, and that no default has occured and is continuing under the Lease, Lessee must purchase, at the expiration of the term of the Lease provided above, all, but not less than all, of the Equipment then subject to the Lease for a purchase price equal to $

Renewal term applicable?                     NO

Include if applicable:

     If Lessee shall not elect to purchase the Equipment pursuant to any applicable purchase option set forth above, the Lease has not been terminated and no default has occurred and is continuing under the Lease, Lessee may, upon not less than 90 days irrevocable notice prior to, renew the Lease for a renewal term from MONTH through MONTHLY and at the renewal rent of 0 due Jul in advance, commencing MONTH, 19 and subsequently on the same date of each 28. Further, at the expiration of the renewal term of the Lease provided for in the immediately preceding sentence upon not less than 180 days prior irrevocable notice to Lessor and provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to 0

Stipulated Loss Value Appendix applicable?            YES

Include if applicable:

     This Schedule has, as a part thereof, the Stipulated Loss Value Appendix 2 annexed hereto or otherwise identified as a part hereof or applicable hereto.

Amendment to Lease applicable?                        NO

Include if applicable:

Lessee and Lessor hereby amend the terms of the Lease as follows:


                     SCHEDULE TO MASTER LEASE AGREEMENT

                                                                    Exhibit A to
                                             Master Lease Agreement No.:30-00049
                                      Master Lease Agreement Date: August 7,1997
                                                           Schedule No.:0210-003
                                               Schedule Date: September 18, 1997

Name and Address of Lessee:
Netter Digital Entertainment, Inc.
5125 Lankershiin Blvd.
North Hollywood, CA 91601


Description of Items of Equipment See Schedule "A" attached hereto and made a part hereof.


Lessor's Cost of Items of Equipment.........	$106,885.04

Equipment to be located at
5125 Lankershiin Blvd
North Hollywood, CA 91601

Commencement date of Lease:.......	August 7,1997

Term of Lease Schedule: Thirty Six (36) months

Rent payments will be due in advance commencing	1997 and subsequently on the
same date of each month.

     	A. Total Rent (excluding taxes)..........	$123,939.72
     	B. Rent per (month, quarter, etc.)....... 	$ 3,442.77
     	C. Advance rental........................	 $ 3,442.77
     	D. Security deposit, (if applicable).....      	N/A

All of the terms and provisions of the Lease are hereby incorporated by reference in this Schedule to the same extent as if fully set forth herein. Lessee and Lessor hereby agree to be bound by the terms and provisions of, and hereby make, as if made as of the date hereof, the representations and warranties contained in the Lease as each relates to the Lease created hereby. Lessee hereby irrevocably authorizes Lessor to insert (as provided above) in this Schedule the commencement date of the Lease and the due date of the first rental payment. Lessee and Lessor hereby agree that upon delivery of the Items of Equipment described herein, Lessee will cause an authorized representative of Lessee to inspect the Items and, if the Items are found to be in proper operating order and appearance conforming to the specifications and requirements of Lessee, such Items will be subjected to the terms of the Lease by Lessee's acceptance of such Items by execution and delivery of a Delivery and Acceptance Certificate in the form annexed hereto as Appendix 1.

Additional Provisions:

Security Deposit applicable?               NO

Include if applicable:

     Security deposit shall be due in the amount specified above upon the execution and delivery of this Schedule. Security deposit shall be security for the full payment and performance of all terms, conditions, and obligations of the Lessee hereunder and under Master Lease Agreement No. 30-00049. Such deposit shall not excuse the performance at the time and in the manner prescribed of any obligation of Lessee or prevent default thereof. Lessor may, but shall not be required to, apply such security deposit towards discharge of any overdue obligation of Lessee. The balance, if any, of that portion of the security deposit received by Lessor, provided that Lessee has fully complied with and performed all its obligations under Master Lease Agreement No. 30-00049, this Schedule and any Delivery and Acceptance Certificate applicable hereto and Lessee is not and has not been in default thereunder or hereunder, shall be refunded to Lessee upon expiration of the Lease term, including any applicable renewal term.

Purchase option applicable?                 YES

Include if applicable:

     Provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase, at the expiration of the term of the Lease provided above, upon not less than 180 days prior irrevocable notice to Lessor, all but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to $1.00.

Purchase Agreement Applicable?               NO

     Provided that the Lease has not been terniinabed, and that no default has occured and is continuing under the Lease, must purchase, at the expiration of the term of the Lease provided above, all, but not less than all, of the Equipment then subject to the Lease for a purchase price equal to $

Renewal term applicable?                     NO

Include if applicable:

     If Lessee shall not elect to purchase the Equipment pursuant to any applicable purchase option set forth above, the Lease has not been terminated and no default has occurred and is continuing under the Lease, Lessee may, upon not less than 90 days irrevocable notice prior to, renew the Lease for a renewal term from MONTH through MONTHLY and at the renewal rent of 0 due Jul in advance, commencing MONTH, 19 and subsequently on the same date of each 28. Further, at the expiration of the renewal term of the Lease provided for in the immediately preceding sentence upon not less than 180 days prior irrevocable notice to Lessor and provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to 0

Stipulated Loss Value Appendix applicable?            YES

Include if applicable:

     This Schedule has, as a part thereof, the Stipulated Loss Value Appendix 2 annexed hereto or otherwise identified as a part hereof or applicable hereto.

Amendment to Lease applicable?                        NO


Include if applicable:

Lessee and Lessor hereby amend the terms of the Lease as follows:



                       SCHEDULE TO MASTER LEASE AGREEMENT

                                                                    Exhibit A to
                                           Master Lease Agreement No.: 30-00049
                                      Master Lease Agreement Date: August 7,1997
                                                           Schedule No.:0210-004
                                               Schedule Date: September 18, 1997

Name and Address of Lessee:
Netter Digital Entertainment, Inc.
5125 Lankershim Blvd.
North Hollywood, CA 91601


Description of Items of Equipment- See Schedule "A" attached hereto and made a part hereof.


Lessor's Cost of Items of Equipment:....... $119,121.26

Equipment to be located at:
5125 Lankershim Blvd.
North Hollywood, CA 91601

Commencement date of Lease:........ August 7,1997

Term of Lease Schedule: Forty Eight (48) months

Rent payments will be due in advance commencing __________ 1997 and subsequently on the same date of each month.

     A. Total rent (excluding taxes)....... $145,632.96
     B. Rent per (month, quarter, etc.)....   $3,034.02
     C.	Advance rental.....................   $3,034.02
     D. Security deposit, (if applicable)..       N/A

All of the terms and provisions of the Lease are hereby incorporated by reference in this Schedule to the same extent as if fully set forth herein. Lessee and Lessor hereby agree to be bound by the terms and provisions of, and hereby make, as if made as of the date hereof, the representations and warranties contained in the Lease as each relates to the Lease created hereby. Lessee hereby irrevocably authorizes Lessor to insert (as provided above) in this Schedule the commencement date of the Lease and the due date of the first rental payment. Lessee and Lessor hereby agree that upon delivery of the Items of Equipment described herein, Lessee will cause an authorized representative of Lessee to inspect the Items and, if the Items are found to be in proper operating order and appearance conforming to the specifications and requirements of Lessee, such Items will be subjected to the terms of the Lease by Lessee's acceptance of such Items by execution and delivery of a Delivery and Acceptance Certificate in the form annexed hereto as Appendix 1.

Additional Provisions:

Security Deposit applicable?                        NO

Include if applicable:

     Security deposit shall be due in the amount specified above upon the execution and delivery of this Schedule. Security deposit shall be security for the full payment and performance of all terms, conditions, and obligations of the Lessee hereunder and under Master Lease Agreement No. 30-00049. Such deposit shall not excuse the performance at the time and in the manner prescribed of any obligation of Lessee or prevent default thereof. Lessor may, but shall not be required to, apply such security deposit towards discharge of any overdue obligation of Lessee. The balance, if any, of that portion of the security deposit received by Lessor, provided that Lessee has fully complied with and performed all its obligations under Master Lease Agreement No. 30-00049, this Schedule and any Delivery and Acceptance Certificate applicable hereto and Lessee is not and has not been in default thereunder or hereunder, shall be refunded to Lessee upon expiration of the Lease term, including any applicable renewal term.

Purchase option applicable?                            YES

Include if applicable:

     Provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase, at the expiration of the term of the Lease provided above, upon not less than 180 days prior irrevocable notice to Lessor, all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the Lease for a purchase price equal to $1.00.

Purchase Agreement Applicable?                         NO

     Provided that the Lease has not been terminated, and that no default has occured and is continuing under the Lease, Lessee must purchase, at the expiration of the term of the Lease provided above, all, but not less than all, of the Equipment then subject to the Lease for a purchase price equal to $

Renewal term applicable?                               NO

Include if applicable:

     If Lessee shall not elect to purchase the Equipment pursuant to any applicable purchase option set forth above, the Lease has not been terminated and no default has occurred and is continuing under the Lease, Lessee may, upon not less than 90 days irrevocable notice prior to, renew the Lease for a renewal term from MONTH through MONTHLY and at the renewal rent of 0 due Jul in advance, commencing MONTH, 19 and subsequently on the same date of each 28. Further, at the expiration of the renewal term of the Lease provided for in the immediately preceding sentence upon not less than 180 days prior irrevocable notice to Lessor and provided that the Lease has not been terminated and that no default has occurred and is continuing under the Lease, Lessee shall have the option to purchase all, but not less than all, of Lessor's right, title and interest in the Equipment then subject to the L4ease for a purchase price equal to 0

Stipulated Loss Value Appendix applicable?             YES

Include if applicable:

     This Schedule has, as a part thereof, the Stipulated Loss Value Appendix 2 annexed hereto or otherwise identified as a part hereof or applicable hereto.

Amendment to Lease applicable?                         NO

Include if applicable:

     Lessee and Lessor hereby amend the terms of the Lease as follows: